Exhibit 10.2
AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT
BY AND BETWEEN
CHURCHILL ASSET MANAGEMENT LLC AND
NUVEEN ASSET MANAGEMENT, LLC
This Amendment No. 1 (this “Amendment”), dated as of August 3, 2022, to the Sub-Advisory Agreement (as defined below) is made by and between CHURCHILL ASSET MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”), and NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”).

RECITALS
WHEREAS, the Adviser and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement, dated as of March 31, 2022 (the “Sub-Advisory Agreement”); and

WHEREAS, the Adviser and the Sub-Adviser have agreed to amend the Sub-Advisory Agreement solely to extend the termination notice provisions applicable to both the Adviser and the Sub-Adviser.
.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.Effective as of August 3, 2022, Section 7(a) of the Sub-Advisory Agreement shall be, and it hereby is, amended and restated in its entirety as follows:

(a)This Agreement shall become effective as of the effective date of the Advisory Agreement (the “Effective Date”). This Agreement may be terminated at any time, without the payment of any penalty, upon 120 days’ written notice, by (i) the Adviser, if the Board or a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Fund determines that this Agreement should be terminated, or (ii) the Sub-Adviser. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Sub-Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Sub-Adviser shall be entitled to any amounts owed under Section 6 through the date of termination or expiration.

Except as expressly provided hereby, the parties further agree that all of the terms and provisions of the Sub-Advisory Agreement are and shall remain in full force and effect.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act.

Capitalized terms used herein and not defined herein shall have the same meanings as in the Sub-Advisory Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date above written.

CHURCHILL ASSET MANAGEMENT LLC

By: /s/ John D. McCally

Name:    John D. McCally
Title:    Managing Director

NUVEEN ASSET MANAGEMENT, LLC

By: /s/ John D. McCally

Name:    John D. McCally
Title:    Managing Director

[Signature Page to Amendment No. 1 to Investment Sub-Advisory Agreement]